UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 29, 1999



                         FITZGERALDS GAMING CORPORATION
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
          ------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



            0-26518                                   88-0329170
----------------------------------       ----------------------------------
     (Commission File Number)             (IRS Employer Identification No.)



                   301 FREMONT STREET, LAS VEGAS, NEVADA 89101
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)



      (Registrant's telephone number, including area code): (702) 388-2400



                                       NA
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

            On September 29, 1999, Fitzgeralds Gaming Corporation (the "Company"), issued 1,495,236 shares of its common stock, $0.01 par value per share (the "Common Stock"), pursuant to the exercise of Common Stock purchase warrants issued by the Company in December 1995. Each Warrant was exercisable for one share of the Company's Common Stock at an exercise price of $.01 per share. Warrants for the purchase of up to an additional 476,599 shares of the Company's Common Stock expired unexercised.

            Including the 1,495,236 shares of Common Stock issued pursuant to the exercise of the Warrants, as of October 1, 1999, there were 5,508,082 shares of the Company's Common Stock outstanding. The shares of Common Stock issued upon the exercise of the Warrants have not been registered under the Securities Exchange Act of 1933, as amended, and the Company's Common Stock is not traded or listed on any exchange.

                                      * * *

                                    SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  October 13, 1999                  FITZGERALDS GAMING CORPORATION
                                         (Registrant)



                                         By: /S/     MICHAEL E. MCPHERSON
                                             -----------------------------------
                                                     Michael E. McPherson
                                              Executive Vice President, Chief
                                              Financial Officer, Treasurer and
                                                         Secretary